Xtant Medical Reminds Shareholders of Upcoming Expiration of Rights Offering Subscription Period and Final Subscription Price

BELGRADE, Mont., Nov. 11, 2016 (GLOBE NEWSWIRE) -- Xtant Medical Holdings, Inc. (NYSE MKT:XTNT), a leader in the development, manufacturing and marketing of orthopedic products for domestic and international markets, reminds rights holders that the subscription period for its previously announced rights offering expires at 5:00 PM Eastern Time on Monday, November 14, 2016. The rights offering is for up to 15,000,000 units, each consisting of one share of common stock and one warrant to purchase one share of common stock. The subscription price is $0.75 per unit, and there will be no further adjustments to the subscription price.

If exercising subscription rights through a broker, dealer, bank or other nominee, rights holders should promptly contact their nominee and submit subscription documents and payment for the units subscribed for in accordance with the instructions and within the time period provided by such nominee. The broker, dealer, bank or other nominee may establish a deadline before November 14, 2016 by which instructions to exercise subscription rights, along with the required subscription payment, must be received.

All holders of rights that wish to participate in the rights offering must deliver by mail, hand or overnight courier, a properly completed and signed subscription rights statement, together with payment of the subscription price for both basic subscription rights and any over subscription privilege election, to the Subscription Agent, to be received before 5:00 PM Eastern Time on November 14, 2016. The Subscription Agent is:

Corporate Stock Transfer, Inc.

3200 Cherry Creek Drive South, Suite 430

Denver, Colorado 80209

Under the proposed rights offering, the Company has distributed two non-transferable subscription rights for each share of common stock held, or underlying convertible notes held, on the record date. Each subscription right entitles the holder to purchase one unit at the subscription price of $0.75 per unit. Each unit consists of one share of common stock and one warrant, with each warrant exercisable to purchase one share of common stock at an exercise price of $0.90 for five years from the date of issuance. After the one-year anniversary of issuance, the Company may redeem the warrants for $0.01 per warrant if the volume weighted average price of the Company’s common stock is greater than $2.25 for each of 10 consecutive trading days.

Holders who exercise their subscription rights in full will be entitled, if available, to subscribe for additional units that are not purchased by other shareholders or convertible note holders, on a pro rata basis and subject to ownership limitations.

Xtant Medical has engaged Maxim Group LLC as dealer-manager in the offering. The offering may only be made by means of a prospectus. Questions about the rights offering or requests for copies of the prospectus may be directed to:

Maxim Group LLC

405 Lexington Avenue

New York, NY 10174

 Attention: Syndicate Department

Email: syndicate@maximgrp.com

Telephone: (212) 895-3745

The Company’s registration statement on Form S-1 was declared effective by the U.S. Securities and Exchange Commission (SEC) on October 31, 2016. The prospectus relating to and describing the terms of the rights offering has been filed with the SEC as a part of the registration statement and is available on the SEC’s web site at http://www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Xtant Medical Holdings

Xtant Medical Holdings, Inc. (NYSE MKT:XTNT) develops, manufactures and markets class-leading regenerative medicine products and medical devices for domestic and international markets. Xtant products serve the specialized needs of orthopedic and neurological surgeons, including orthobiologics for the promotion of bone healing, implants and instrumentation for the treatment of spinal disease, tissue grafts for the treatment of orthopedic disorders, and biologics to promote healing following cranial, and foot and ankle surgeries. With core competencies in both biologic and non-biologic surgical technologies, Xtant can leverage its resources to successfully compete in global neurological and orthopedic surgery markets. For further information, please visit www.xtantmedical.com.

Important Cautions Regarding Forward-looking Statements

This press release contains certain disclosures that may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “continue,” “efforts,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “projects,” “forecasts,” “strategy,” “will,” “goal,” “target,” “prospects,” “potential,” “optimistic,” “confident,” “likely,” “probable” or similar expressions or the negative thereof.

Statements of historical fact also may be deemed to be forward-looking statements. We caution that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: our ability to integrate the acquisition of X-spine Systems, Inc. and any other business combinations or acquisitions successfully; our ability to remain listed on the NYSE MKT; our ability to obtain financing on reasonable terms; our ability to increase revenue; our ability to comply with the covenants in our credit facility; our ability to maintain sufficient liquidity to fund our operations; the ability of our sales force to achieve expected results; our ability to remain competitive; government regulations; our ability to innovate and develop new products; our ability to obtain donor cadavers for our products; our ability to engage and retain qualified technical personnel and members of our management team; the availability of our facilities; government and third-party coverage and reimbursement for our products; our ability to obtain regulatory approvals; our ability to successfully integrate recent and future business combinations or acquisitions; our ability to use our net operating loss carry-forwards to offset future taxable income; our ability to deduct all or a portion of the interest payments on the notes for U.S. federal income tax purposes; our ability to service our debt; product liability claims and other litigation to which we may be subjected; product recalls and defects; timing and results of clinical studies; our ability to obtain and protect our intellectual property and proprietary rights; infringement and ownership of intellectual property; our ability to remain accredited with the American Association of Tissue Banks; influence by our management; our ability to pay dividends; our ability to issue preferred stock; and other factors.

Additional risk factors are listed in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Risk Factors.” You should carefully consider the trends, risks and uncertainties described in this document, the Form 10-K and other reports filed with or furnished to the SEC before making any investment decision with respect to our securities. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results could be materially adversely affected, the trading prices of our securities could decline, and you could lose all or part of your investment. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

Investor Contact

CG CAPITAL

Rich Cockrell

877.889.1972

xtant@cg.capital

Company Contact

Xtant Medical

Molly Mason

mmason@xtantmedical.com